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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                April 18, 2002
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      DELAWARE                    000-22513                  91-1646860
   (STATE OR OTHER          (COMMISSION FILE NO.)          (IRS EMPLOYER
    JURISDICTION                                         IDENTIFICATION NO.)
  OF INCORPORATION)

        1200 - 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (206) 266-1000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 9.   REGULATION FD DISCLOSURE

     The Company's Letter to Shareholders, which accompanies its Annual Report for the Year Ended December 31, 2001, is attached as Exhibit 99.1.

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMAZON.COM, INC.
                                        (REGISTRANT)


Dated: April 18, 2002                   By:  /s/ L. Michelle Wilson
                                             ----------------------------------
                                             L. Michelle Wilson
                                             Senior Vice President


                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

    99.1            2001 Letter to Shareholders.

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